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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934



        Date of report (Date of earliest event reported): August 13, 2003


                         ------------------------------


                                MORO CORPORATION
             (Exact name of registrant as specified in its charter)

                         ------------------------------


 Delaware                           0-28628                      51-0338736
(State or other                (Commission Number)               (IRS Employer
jurisdiction of                                                  Identification
incorporation)                                                   Number)

                             Bala Pointe, Suite 240
                           111 Presidential Boulevard
                         Bala Cynwyd, Pennsylvania 19004
               (Address of Principal Executive Offices)(Zip Code)

                                 (610) 667-9050
              (Registrant's telephone number, including area code)
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Item 4. Changes in Registrant's Certifying Accountant


(b) New independent accountants

         (i) The Company engaged McGladrey & Pullen, LLP as its new independent accountants as of August 13, 2003.

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                                    SIGNATURE

In accordance with the requirement of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               MORO CORPORATION


                                               By: /s/ David W. Menard
                                                  ------------------------------
                                               David W. Menard
                                               Chief Executive Officer and
                                               Principal Financial Officer
Date: August 13, 2003